Microsoft Word 10.0.6612;Goldman Sachs Trust

                  77D):  Policies with respect to security investments

                  The Prospectuses and Statement of Additional Information and Supplements thereto dated April 29, 2004 relating to Goldman Sachs Trust's
Tollkeeper Fund, as filed with the Securities and Exchange Commission on April 30, 2004 pursuant to Rule 497 under the Securities Act of 1933
 (Accession No.  0000950123-04-005526), are incorporated herein by reference.